MFS(R) GOVERNMENT LIMITED MATURITY FUND

                        Supplement to Current Prospectus


Effective immediately, the table entitled "Annual Fund Operating Expenses" under section II "Expense Summary" is hereby restated as follows:

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

                                              Class A      Class B     Class C      Class I
Management Fees                               0.40%        0.40%       0.40%        0.40%
Distribution and Service (12b-1) Fees(1)      0.15%        0.93%       1.00%        N/A
Other Expenses(3)                             0.25%        0.25%       0.25%        0.25%
                                              -----        -----       -----        -----
Total Annual Fund Operating Expenses(2)(3)    0.80%        1.58%       1.65%        0.65%
       Fee Reductions                         (0.15)%      (0.15)%     (0.15)%      (0.15)%
                                              -------      -------     -------      -------
Net Expenses((2))                             0.65%        1.43%       1.50%        0.50%

(#) For class A only, an initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months of your purchase.
(1) The fund's Rule 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the fund's class A, class B and class C shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "Distribution and Service Fees" below.
(2) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund may have entered or may enter into other such arrangements and directed brokerage arrangements that reduce or recapture fund expenses. Any such fee reductions are not reflected in the table. Had these expense reductions been taken into account, "Net Expenses" would be lower.
(3) Represents a contractual management fee reduction effective March 1, 2004. See "Management of the Fund - Investment Adviser" below.

Effective immediately, the table entitled "Expense Table" under section II "Expense Summary" is hereby restated as follows:

------------------------------------------ ---------- ---------- ---------- ----------
                Share Class                Year 1     Year 3     Year 5     Year 10
------------------------------------------ ---------- ---------- ---------- ----------
------------------------------------------ ---------- ---------- ---------- ----------
Class A shares                             $315       $453       $624       $1,159

------------------------------------------ ---------- ---------- ---------- ----------
------------------------------------------ ---------- ---------- ---------- ----------
Class B shares(1)

------------------------------------------ ---------- ---------- ---------- ----------
------------------------------------------ ---------- ---------- ---------- ----------
Assuming redemption at end of period       $546       $752       $953       $1,415
------------------------------------------ ---------- ---------- ---------- ----------
------------------------------------------ ---------- ---------- ---------- ----------
Assuming no redemption                     $146       $452       $753       $1,415
------------------------------------------ ---------- ---------- ---------- ----------
------------------------------------------ ---------- ---------- ---------- ----------
Class C shares

------------------------------------------ ---------- ---------- ---------- ----------
------------------------------------------ ---------- ---------- ---------- ----------
Assuming redemption at end of period       $253       $474       $839       $1,902

------------------------------------------ ---------- ---------- ---------- ----------
------------------------------------------ ---------- ---------- ---------- ----------
Assuming no redemption                     $153       $474       $839       $1,902

------------------------------------------ ---------- ---------- ---------- ----------
------------------------------------------ ---------- ---------- ---------- ----------
Class I shares                             $ 51       $160       $301       $751

------------------------------------------ ---------- ---------- ---------- ----------

(1) Class B shares convert to class A shares approximately eight years after purchase; therefore years nine and ten reflect class A expenses.


               The date of this Supplement is September 14, 2005.